Exhibit 99.1

[SUMMIT FINANCIAL GROUP, INC. LETTERHEAD]


FOR RELEASE 6:00 PM EDT, WEDNESDAY, APRIL 16, 2003

April 16, 2003

Contact:          Robert S. Tissue, Sr. Vice President & CFO
Telephone:        (304) 538-7233, Ext. 152
Email:            rtissue@SummitFGI.com

SUMMIT FINANCIAL GROUP ANNOUNCES Q1 2003 EARNINGS

GAAP Basis Diluted EPS Grows 15%

         SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF) today reported first quarter 2003 GAAP net income of $1,864,000 or $0.53 per diluted share, up 15.2 percent on an earnings per share basis from the $1,631,000, or $0.46 per diluted share, reported in the first quarter of 2002. Net income for the first quarter of 2003 generated an annualized return on average shareholders' equity of 14.33% and an annualized return on average assets of 1.09% compared to first quarter ratios of 14.75% and 1.10%, respectively, in the prior year.

         Operating earnings, which exclude the impact of nonrecurring income and expense items, for first quarter 2003 were $1,851,000 or $0.52 per diluted share, up 13.0 percent on an earnings per share basis compared to operating earnings of $1,609,000 or $0.46 per diluted share for first quarter 2002. Summit's first quarter 2003 results, excluding nonrecurring items, produced an annualized return on average shareholders' equity of 14.23% and an annualized return on average assets of 1.08%, compared to prior year ratios of 14.55% and 1.08%, respectively. Nonrecurring items consisted principally of gains and losses realized on securities transactions and other significant transactional gains and losses.

         "I am pleased to announce solid first quarter earnings, particularly given the continued weakness in overall economic conditions," said H. Charles Maddy, III, President and Chief Executive Officer. "Notwithstanding these economic challenges, our Company has maintained healthy earnings momentum, while our asset quality continues to compare favorably with the industry."

         Summit Financial Group, Inc. is a financial holding company with total assets of $711 million. Summit operates thirteen banking locations through its three wholly owned subsidiary banks, Summit Community Bank headquartered in Moorefield, West Virginia, Capital State Bank, Inc. in Charleston, West Virginia, and Shenandoah Valley National Bank in Winchester, Virginia.

         This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q1 2003 vs Q1 2002
GAAP Basis

                                                               For the Quarter Ended          Percent
                                                            ---------------------------
 Dollars in thousands, except per share amounts              3/31/03           3/31/02        Change
-----------------------------------------------------------------------------------------------------
 Condensed Statements of Income -- GAAP Basis
      Interest income - taxable equivalent                  $   10,408       $   10,072         3.3%
      Interest expense                                           4,461            4,655        -4.2%
                                                            ----------       ----------
      Net interest income - taxable equivalent                   5,947            5,417         9.8%
      Less:   taxable equivalent adjustment                        278              237        17.3%
                                                            ----------       ----------
      Net interest income                                        5,669            5,180         9.4%
      Provision for loan losses                                    218              293       -25.6%
                                                            ----------       ----------
      Net interest income after provision
          for loan losses                                        5,451            4,887        11.5%
      Noninterest income                                           573              362        58.3%
      Noninterest expense                                        3,340            2,977        12.2%
                                                            ----------       ----------
      Income before income taxes                                 2,684            2,272        18.1%
      Income taxes                                                 820              641        27.9%
                                                            ----------       ----------
      Net income                                            $    1,864       $    1,631        14.3%
                                                            ==========       ==========

 Per Share Data -- GAAP Basis
      Basic earnings                                        $     0.53       $     0.46        15.2%
      Diluted earnings                                      $     0.53       $     0.46        15.2%
      Average shares outstanding
         Basic                                               3,503,930        3,508,620        -0.1%
         Diluted                                             3,529,886        3,532,402        -0.1%

 Performance Ratios -- GAAP Basis
      Return on average equity                                  14.33%           14.75%        -2.8%
      Return on average assets                                   1.09%            1.10%        -0.9%
      Net yield on earning assets - taxable equivalent           3.66%            3.86%        -5.2%
      Efficiency ratio (A)                                      53.09%           53.40%        -0.6%


 NOTE:

 (A) - Excludes nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q1 2003 vs Q1 2002
Excluding Nonrecurring Items

                                                               For the Quarter Ended          Percent
                                                            ---------------------------
 Dollars in thousands, except per share amounts               3/31/03          3/31/02        Change
-----------------------------------------------------------------------------------------------------
 Condensed Statements of Income --
 Excluding Nonrecurring Items
      Interest income - taxable equivalent                  $   10,408       $   10,072         3.3%
      Interest expense                                           4,461            4,655        -4.2%
                                                            ----------       ----------
      Net interest income - taxable equivalent                   5,947            5,417         9.8%
      Less:   taxable equivalent adjustment                        278              237        17.3%
                                                            ----------       ----------
      Net interest income                                        5,669            5,180         9.4%
      Provision for loan losses                                    218              293       -25.6%
                                                            ----------       ----------
      Net interest income after provision
          for loan losses                                        5,451            4,887        11.5%
      Noninterest income                                           552              326        69.3%
      Noninterest expense                                        3,340            2,977        12.2%
                                                            ----------       ----------
      Income before income taxes                                 2,663            2,236        19.1%
      Income taxes                                                 812              627        29.5%
                                                            ----------       ----------
      Net income excluding nonrecurring items               $    1,851       $    1,609        15.0%
                                                            ==========       ==========
 Per Share Data --
 Excluding Nonrecurring Items
      Basic earnings                                        $     0.53       $     0.46        15.2%
      Diluted earnings                                      $     0.52       $     0.46        13.0%
      Average shares outstanding
         Basic                                               3,503,930        3,508,620        -0.1%
         Diluted                                             3,529,886        3,532,402        -0.1%

 Performance Ratios --
 Excluding Nonrecurring Items
      Return on average equity                                  14.23%           14.55%        -2.2%
      Return on average assets                                   1.08%            1.08%         0.0%
      Net yield on earning assets - taxable equivalent           3.66%            3.86%        -5.2%
      Efficiency ratio (A)                                      53.09%           53.40%        -0.6%


 NOTE:

 (A) - Excludes nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
GAAP Basis

                                                                              For the Quarter Ended
                                                        ------------------------------------------------------------------
 Dollars in thousands, except per share amounts           3/31/03      12/31/02       9/30/02       6/30/02       3/31/02
--------------------------------------------------------------------------------------------------------------------------
 Condensed Statements of Income -- GAAP Basis
     Interest income - taxable equivalent               $   10,408    $   10,738    $   10,586    $   10,290    $   10,072
     Interest expense                                        4,461         4,694         4,803         4,690         4,655
                                                        ----------    ----------    ----------    ----------    ----------
     Net interest income - taxable equivalent                5,947         6,044         5,783         5,600         5,417
     Less: taxable equivalent adjustment                       278           272           241           247           237
                                                        ----------    ----------    ----------    ----------    ----------
     Net interest income                                     5,669         5,772         5,542         5,353         5,180
     Provision for loan losses                                 218           308           307           307           293
                                                        ----------    ----------    ----------    ----------    ----------
     Net interest income after provision
         for loan losses                                     5,451         5,464         5,235         5,046         4,887
     Noninterest income                                        573           407           601           575           362
     Noninterest expense                                     3,340         3,227         3,115         3,288         2,977
                                                        ----------    ----------    ----------    ----------    ----------
     Income before income taxes                              2,684         2,644         2,721         2,333         2,272
     Income taxes                                              820           600           798           693           641
                                                        ----------    ----------    ----------    ----------    ----------
     Net income                                         $    1,864    $    2,044    $    1,923    $    1,640    $    1,631
                                                        ==========    ==========    ==========    ==========    ==========

Per Share Data -- GAAP Basis
     Basic earnings                                     $     0.53    $     0.58    $     0.55    $     0.47    $     0.46
     Diluted earnings                                   $     0.53    $     0.58    $     0.54    $     0.46    $     0.46
     Average shares outstanding
        Basic                                            3,503,930     3,506,073     3,508,566     3,508,620     3,508,620
        Diluted                                          3,529,886     3,525,115     3,536,220     3,535,900     3,532,402

Performance Ratios -- GAAP Basis
     Return on average equity                               14.33%        15.74%        15.62%        14.49%        14.75%
     Return on average assets                                1.09%         1.22%         1.20%         1.07%         1.10%
     Net yield on earning assets - taxable equivalent        3.66%         3.83%         3.80%         3.86%         3.86%
     Efficiency ratio (A)                                   53.09%        49.97%        50.15%        54.91%        53.40%


NOTE:

(A) - Excludes nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
Excluding Nonrecurring Items

                                                                               For the Quarter Ended
                                                        ------------------------------------------------------------------
 Dollars in thousands, except per share amounts            3/31/03      12/31/02      9/30/02       6/30/02        3/31/02
--------------------------------------------------------------------------------------------------------------------------

 Condensed Statements of Income --
 Excluding Nonrecurring Items
     Interest income - taxable equivalent               $   10,408    $   10,738    $   10,586    $   10,290    $   10,072
     Interest expense                                        4,461         4,694         4,803         4,690         4,655
                                                        ----------    ----------    ----------    ----------    ----------
     Net interest income - taxable equivalent                5,947         6,044         5,783         5,600         5,417
     Less: taxable equivalent adjustment                       278           272           241           247           237
                                                        ----------    ----------    ----------    ----------    ----------
     Net interest income                                     5,669         5,772         5,542         5,353         5,180
     Provision for loan losses                                 218           308           307           307           293
                                                        ----------    ----------    ----------    ----------    ----------
     Net interest income after provision
         for loan losses                                     5,451         5,464         5,235         5,046         4,887
     Noninterest income                                        552           610           592           565           326
     Noninterest expense                                     3,340         3,227         3,115         3,288         2,977
                                                        ----------    ----------    ----------    ----------    ----------
     Income before income taxes                              2,663         2,847         2,712         2,323         2,236
     Income taxes                                              812           917           795           690           627
                                                        ----------    ----------    ----------    ----------    ----------
     Net income                                         $    1,851    $    1,930    $    1,917    $    1,633    $    1,609
                                                        ==========    ==========    ==========    ==========    ==========

Per Share Data --
Excluding Nonrecurring Items
     Basic earnings                                     $     0.53    $     0.55    $     0.55    $     0.47    $     0.46
     Diluted earnings                                   $     0.52    $     0.55    $     0.54    $     0.46    $     0.46
     Average shares outstanding
        Basic                                            3,503,930     3,506,073     3,508,566     3,508,620     3,508,620
        Diluted                                          3,529,886     3,525,115     3,536,220     3,535,900     3,532,402

Performance Ratios --
Excluding Nonrecurring Items
     Return on average equity                               14.23%        14.86%        15.56%        14.42%        14.55%
     Return on average assets                                1.08%         1.15%         1.19%         1.07%         1.08%
     Net yield on earning assets - taxable equivalent        3.66%         3.83%         3.80%         3.86%         3.86%
     Efficiency ratio (A)                                   53.09%        49.97%        50.15%        54.91%        53.40%


NOTE:

(A) - Excludes nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Reconciliation of Operating Earnings to GAAP Net Income


                                                              For the Quarter Ended
                                          -----------------------------------------------------------
 Dollars in thousands                      3/31/03     12/31/02     9/30/02      6/30/02      3/31/02
-----------------------------------------------------------------------------------------------------

Operating earnings                        $ 1,851      $ 1,930      $ 1,917      $ 1,633      $ 1,609

     Securities gains (losses):
          Gross gains (losses)                 41         (214)           9           12           53
          Applicable income tax effect        (16)          82           (3)          (3)         (21)
                                          -------      -------      -------      -------      -------
                                               25         (132)           6            9           32
     Other gains (losses):
          Gross gains (losses)                (20)          10            -           (3)         (16)
          Applicable income tax effect          8           (4)           -            1            6
                                          -------      -------      -------      -------      -------
                                              (12)           6            -           (2)         (10)

     Purchased State income tax credits         -          240            -            -            -
                                          -------      -------      -------      -------      -------

GAAP net income                           $ 1,864      $ 2,044      $ 1,923      $ 1,640      $ 1,631
                                          =======      =======      =======      =======      =======

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Selected Balance Sheet Data

                                                  As of                  Percent
                                       --------------------------
Dollars in thousands,
 except per share amounts               3/31/03          3/31/02         Change
-------------------------------------------------------------------------------

      Assets                           $ 710,794        $ 603,289         17.8%
      Securities                         231,560          206,446         12.2%
      Loans, net                         436,020          358,967         21.5%
      Intangible assets                    3,163            3,314         -4.6%
      Deposits                           468,842          399,752         17.3%
      Short-term borrowings               28,029           18,861         48.6%
      Long-term borrowings               152,713          133,813         14.1%
      Shareholders' equity                53,399           45,023         18.6%

     Book value per share                $ 15.22          $ 12.83         18.6%





SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Asset Quality Information

                                                                          For the Quarter Ended
                                                      ---------------------------------------------------------------
 Dollars in thousands                                 3/31/03      12/31/02       9/30/02       6/30/02       3/31/02
---------------------------------------------------------------------------------------------------------------------
Net loan charge-off's                                 $  142        $  173        $   29        $   59        $   11
Net loan charge-off's to average loans (annualized)    0.13%         0.18%         0.03%         0.07%         0.01%
Allowance for loan losses                             $4,129        $4,053        $3,919        $3,640        $3,392
Allowance for loan losses as a percentage
    of period end loans                                 0.9%          1.0%          1.0%          1.0%          0.9%
Nonperforming assets:
   Nonperforming loans                                $  715        $1,491        $  975        $  806        $  864
   Foreclosed properties                                 677            81            81           119            81
   Nonaccrual securities                                 412           421             -             -             -
                                                      ------        ------        ------        ------        ------
                    Total                             $1,804        $1,993        $1,056        $  925        $  945
                                                      ======        ======        ======        ======        ======
Nonperforming loans to period end loans
    and other real estate                               0.3%          0.4%          0.3%          0.2%          0.3%
                                                        ===           ===           ===           ===           ===
Nonperforming assets to period end assets               0.3%          0.3%          0.2%          0.1%          0.2%
                                                        ===           ===           ===           ===           ===


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q1 2003 vs Q1 2002
                                                           Q1 2003                                        Q1 2002
                                            -----------------------------------            -----------------------------------
                                              Average     Earnings /    Yield /             Average      Earnings /    Yield /
Dollars in thousands                         Balances      Expense       Rate               Balances      Expense       Rate
-------------------------------------------------------------------------------            -----------------------------------
ASSETS
Interest earning assets
  Loans, net of unearned  interest
    Taxable                                 $ 422,953       $ 7,412       7.01%            $ 346,877       $ 6,714       7.74%
    Tax-exempt                                  6,208           127       8.18%                5,775           124       8.59%
  Securities
    Taxable                                   174,478         2,114       4.85%              171,374         2,601       6.07%
    Tax-exempt                                 39,209           710       7.24%               32,325           599       7.41%
   Interest bearing deposits other banks
        and Federal funds sold                  6,724            45       2.68%                5,175            34       2.63%
                                            ---------       -------       ----             ---------       -------       ----
Total interest earning assets                 649,572        10,408       6.41%              561,526        10,072       7.17%

Noninterest earning assets
  Cash & due from banks                         8,168                                          8,174
  Premises & equipment                         12,765                                         12,975
  Other assets                                 19,895                                         13,870
  Allowance for loan losses                    (4,091)                                        (3,233)
                                               ------                                      ---------
    Total assets                            $ 686,309                                      $ 593,312
                                            =========                                      =========

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
  Interest bearing
    demand deposits                         $  99,283       $   229       0.92%            $  82,414       $   296       1.44%
  Savings deposits                             46,098            73       0.63%               44,612           141       1.26%
  Time deposits                               273,566         2,323       3.40%              233,648         2,454       4.20%
  Short-term borrowings                        21,337            80       1.50%               16,930            87       2.06%
  Long-term borrowings and
      capital trust securities                144,639         1,756       4.86%              130,758         1,677       5.13%
                                            ---------       -------       ----             ---------       -------       ----
                                              584,923         4,461       3.05%              508,362         4,655       3.66%
Noninterest bearing liabilities
  Demand deposits                              44,217                                         36,237
  Other liabilities                             5,152                                          4,488
                                            ---------                                      ---------
    Total liabilities                         634,292                                        549,087

Shareholders' equity                           52,017                                         44,225
                                            ---------                                      ---------
  Total liabilities and
    shareholders' equity                    $ 686,309                                      $ 593,312
                                            =========                                      =========

NET INTEREST EARNINGS                                       $ 5,947                                        $ 5,417
                                                            =======                                        =======

NET INTEREST YIELD ON EARNING ASSETS                                      3.66%                                          3.86%
                                                                          ====                                           ====

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